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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

      Date of Report (date of earliest event reported): August 3, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)



              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
 (Address of principal executive offices)               (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)



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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On August 3, 2004, K-V Pharmaceutical Company issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99. The information furnished in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. K-V Pharmaceutical Company has posted this Form 8-K on its internet web site at www.kvpharmaceutical.com.


                                  *   *   *




                                    -2-

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 2004

                                       K-V PHARMACEUTICAL COMPANY



                                       By:      /s/ GERALD R. MITCHELL
                                          -------------------------------------
                                          Gerald R. Mitchell
                                          Vice President, Treasurer and
                                          Chief Financial Officer